UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2012

PennyMac Mortgage Investment Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Joel S. Marcus, a Class II Trustee of PennyMac Mortgage Investment Trust (the “Company”), resigned from the Company’s Board of Trustees, effective August 7, 2012. A copy of the notification letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter from Joel S. Marcus regarding Board of Trustees service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

/s/ Anne D. McCallion

Dated: August 8, 2012
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Joel S. Marcus regarding Board of Trustees service.